UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

September 23, 2021

Quanta Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-13831	74-2851603
(Commission File No.)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 2600

Houston, Texas 77056

(Address of principal executive offices, including ZIP code)

(713) 629-7600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.00001	PWR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 23, 2021 (the “Closing Date”), Quanta Services, Inc. (the “Company”) issued $500,000,000 aggregate principal amount of its 0.950% Senior Notes due 2024 (the “2024 Notes”), $500,000,000 aggregate principal amount of its 2.350% Senior Notes due 2032 (the “2032 Notes”) and $500,000,000 aggregate principal amount of its 3.050% Senior Notes due 2041 (the “2041 Notes” and, together with the 2024 Notes and the 2032 Notes, the “Notes”). The Notes were sold pursuant to an underwriting agreement, dated as of September 9, 2021 (the “Underwriting Agreement”), by and among the Company and BofA Securities, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule A to the Underwriting Agreement, as previously reported on the Company’s Current Report on Form 8-K filed on September 10, 2021.

The 2024 Notes were issued under the indenture, dated as of September 22, 2020 (the “Base Indenture”), as supplemented and amended by the second supplemental indenture, dated as of September 23, 2021 (the “Second Supplemental Indenture”), the 2032 Notes were issued under the Base Indenture as supplemented and amended by the third supplemental indenture, dated as of September 23, 2021 (the “Third Supplemental Indenture”), and the 2041 Notes were issued under the Base Indenture as supplemented and amended by the fourth supplemental indenture, dated as of September 23, 2021 (the “Fourth Supplemental Indenture”, and together with the Base Indenture, Second Supplemental Indenture and Third Supplemental Indenture, the “Indenture”), in each case, between the Company, as issuer, and U.S. Bank National Association, as trustee (the “Trustee”). Interest on the 2024 Notes will accrue at a rate of 0.950% per annum and is payable semi-annually, in arrears, on April 1 and October 1 of each year, commencing April 1, 2022. The 2024 Notes will mature on October 1, 2024, unless earlier redeemed. Interest on the 2032 Notes will accrue at a rate of 2.350% per annum and is payable semi-annually, in arrears, on January 15 and July 15 of each year, commencing July 15, 2022. The 2032 Notes will mature on January 15, 2032, unless earlier redeemed. Interest on the 2041 Notes will accrue at a rate of 3.050% per annum and is payable semi-annually, in arrears, on April 1 and October 1 of each year, commencing April 1, 2022. The 2041 Notes will mature on October 1, 2041, unless earlier redeemed.

The Notes are the Company’s senior unsecured obligations and rank equally in right of payment with the Company’s existing and future senior unsecured indebtedness. The Notes are effectively junior to the Company’s existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness. The Notes are not guaranteed by any of the Company’s subsidiaries and are therefore structurally subordinated to all of the existing and future indebtedness and other liabilities of the Company’s subsidiaries, including trade payables.

Prior to October 1, 2022, the 2024 Notes will be redeemable, at the Company’s option, at any time in whole, or from time to time in part, at a price equal to the greater of 100% of the principal amount of such 2024 Notes to be redeemed and the sum of the present values of the Remaining Scheduled Payments (as defined in the Indenture) on the 2024 Notes redeemed that would be due if the 2024 Notes matured on October 1, 2022, discounted to the redemption date on a semiannual basis at the Treasury Rate (as defined in the Indenture) plus 10 basis points, plus, in either case, accrued and unpaid interest, if any, to (but excluding) the redemption date. Commencing on October 1, 2022, the Company may redeem the 2024 Notes, in whole, or from time to time in part, at the Company’s option, at any time, at a redemption price equal to 100% of the principal amount of the 2024 Notes being redeemed plus accrued and unpaid interest, if any, to (but excluding) the redemption date. Prior to October 15, 2031 (three months prior to their maturity date), the 2032 Notes will be redeemable, at the Company’s option, at any time in whole, or from time to time in part, at a price equal to the greater of 100% of the principal amount of such 2032 Notes to be redeemed and the sum of the present values of the Remaining Scheduled Payments on the 2032 Notes redeemed that would be due if the 2032 Notes matured on October 15, 2031, discounted to the redemption date on a semiannual basis at the Treasury Rate plus 20 basis points, plus, in either case, accrued and unpaid interest, if any, to (but excluding) the redemption date. Commencing on October 15, 2031 (three months prior to their maturity date), the Company may redeem the 2032 Notes, in whole, or from time to time in part, at the Company’s option, at any time, at a redemption price equal to 100% of the principal amount of the 2032 Notes being redeemed plus accrued and unpaid interest, if any, to (but excluding) the redemption date. Prior to April 1, 2041 (six months prior to their maturity date), the 2041 Notes will be redeemable, at the Company’s option, at any time in whole, or from time to time in part, at a price equal to the greater of 100% of the principal amount of such 2041 Notes to be redeemed and the sum of the present values of the Remaining Scheduled Payments on the 2041 Notes redeemed that would be due if the 2041 Notes matured on April 1, 2041, discounted to the redemption date on a semiannual basis at the Treasury Rate plus 20 basis points, plus, in either case, accrued and unpaid interest, if any, to (but excluding) the redemption date. Commencing on April 1, 2041 (six months prior to their maturity date), the Company may redeem the 2041 Notes, in whole, or from time to time in part, at the Company’s option, at any time, at a redemption price equal to 100% of the principal amount of the 2041 Notes being redeemed plus accrued and unpaid interest, if any, to (but excluding) the redemption date.

Upon the occurrence of a Change of Control Triggering Event (as defined in the Indenture), unless the Company has exercised its right to redeem the Notes in full by giving irrevocable notice to the Trustee in accordance with the Indenture, each holder of the Notes will have the right to require the Company to purchase all or a portion (equal to $2,000 or whole multiples of $1,000 in excess thereof) of such holder’s Notes at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to (but excluding) the date of purchase.

In the event that (x) the Blattner Acquisition (as defined in the Indenture) is not consummated on or prior to June 30, 2022 or (y) the Merger Agreement (as defined in the Indenture) is terminated without the Blattner Acquisition being consummated, the Company will be required to redeem all of the outstanding 2024 Notes, 2032 Notes and 2041 Notes at a redemption price equal to 101% of the aggregate principal amount of the 2024 Notes, 2032 Notes and 2041 Notes, respectively, then outstanding, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

The Indenture contains covenants that, among other things, limit the Company’s ability to incur liens securing certain indebtedness, to engage in certain sale and leaseback transactions with respect to certain properties and to sell all or substantially all of the Company’s assets or merge or consolidate with or into other companies. The Indenture also contains customary events of default.

The foregoing description of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the form of 2024 Note, the form of 2032 Note and the form of 2041 Note, copies of which are filed as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6 and 4.7, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Indenture and the Notes is incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Indenture, dated as of September 22, 2020, between Quanta Services, Inc. and U.S. Bank National Association, as trustee, (previously filed as Exhibit 4.1 to the Company’s Form 8-K filed September 25, 2020 and incorporated herein by reference).

4.2	Second Supplemental Indenture, dated as of September 23, 2021, between Quanta Services, Inc. and U.S. Bank National Association, as trustee.

4.3	Third Supplemental Indenture, dated as of September 23, 2021, between Quanta Services, Inc. and U.S. Bank National Association, as trustee.

4.4	Fourth Supplemental Indenture, dated as of September 23, 2021, between Quanta Services, Inc. and U.S. Bank National Association, as trustee.

4.5	Form of 0.950% Senior Notes due 2024 (incorporated by reference from Exhibit 4.2).

4.6	Form of 2.350% Senior Notes due 2032 (incorporated by reference from Exhibit 4.3).

4.7	Form of 3.050% Senior Notes due 2041 (incorporated by reference from Exhibit 4.4).

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated September 23, 2021	Quanta Services, Inc.

	By:	/s/ Donald C. Wayne
Name: Donald C. Wayne
Title: Executive Vice President and General Counsel